FORM S-1
			REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

EXACT NAME OF REGISTRANT:				ELECTROPREMIUM

STATE OF INCORPORATION:					CALIFORNIA

PRIMARY STANDARD INDUSTRIAL				4911
CLASSIFICATION CODE NUMBER:

I.R.S/EMPLOYER IDENTIFICATION NUMBER:			56-260-8715

ADDRESS AND TELEPHONE NO OF REGISTRANT'S		4006-W-COMMONWEALTH
PRINCIPAL EXECUTIVE OFFICES:				AVE, FULLERTON, CA,
							92833.
							657-253-8274.

ADDRESS AND TELEPHONE OF AGENT OF SERVICE:		4006-W-COMMONWEALTH
							AVE, FULLERTON, CA,
							92833.
							657-253-8274.

APPROXIMATE DATE OF COMMENCEMENT OF			26TH OF FEBRUARY,
PROPOSED SALE TO THE PUBLIC:				2018.


TITLE OF EACH CLASS OF SECURITIES			GENERAL
TO BE REGISITERED:

AMOUNT TO BE REGISTERED"				125,000 SHARES

PROPOSED MAXIMUM OFFERING PRICE PER			4.00$
UNIT:

PROPOSED MAXIMUM AGGREGATE OFFERING			500,000.00$
PRICE:

PRICE STARTS FOR EACH SHARE AT:				4.00$

MAXIMUM PRICE FOR EACH SHARE:				4.00$

AMOUNT OF REGISTRATION FEE:				62.25$

				ELECTRONIC SIGNATURE

				KHURRAM AFZAL

				DATED: 10TH OF JANUARY, 2018